UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 25, 2016

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 below, we held our 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on October 25, 2016. At the Annual Meeting, our stockholders approved the Amended and Restated 2010 Incentive Compensation Plan, which, among other changes, provides for an increase of 2,600,000 shares of our common stock authorized for issuance thereunder (the “Amended 2010 Plan”). Our executive officers are eligible to participate in the Amended 2010 Plan. Our Board of Directors most recently approved the Amended 2010 Plan on October 12, 2016, subject to stockholder approval at the Annual Meeting.

A summary of the Amended 2010 Plan is set forth in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 15, 2016, as supplemented on October 12, 2016. That summary and the above description of the Amended 2010 Plan do not purport to be complete and are qualified in their entirety by reference to the Amended 2010 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 25, 2016, we held our Annual Meeting of Stockholders. On the record date of August 26, 2016, there were 34,821,997 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the meeting, in person or by proxy, was 31,525,274 or 90.5% of the outstanding shares.

At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 2 directors, each to serve until our Annual Meeting of Stockholders in 2019 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Richard A. Bergman	26,615,834	207,706	44,948	4,656,786
Russell J. Knittel	25,683,874	1,138,783	45,831	4,656,786

Proposal Two: Say-on-Pay. Our stockholders voted to approve the compensation of our named executive officers for fiscal year 2016.

For	Against	Abstain	Broker Non-Votes
19,963,378	6,838,784	66,326	4,656,786

Proposal Three: Ratification of the Appointment of KPMG LLP. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 24, 2017.

For	Against	Abstain	Broker Non-Votes
31,367,940	85,169	72,165	—

Proposal Four: Approval of the Amended and Restated 2010 Incentive Compensation Plan. Our stockholders voted to approve the amended and restated 2010 Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
21,877,180	4,908,051	83,257	4,656,786

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: October 28, 2016	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan